UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2016

Imprivata, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36516	04-3560178
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Maguire Road, Building 1, Suite 125

Lexington, MA 02421

(Address of principal executive offices, including zip code)

(781) 674-2700

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note.

On September 16, 2016, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 13, 2016, by and among Imprivata, Inc., a Delaware corporation (the “Company”), Imprivata Intermediate Holdings, Inc., a Delaware corporation (formerly Project Brady Holdings, LLC, a Delaware limited liability company) (“Parent”) and Project Brady Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent. Parent and Merger Sub were formed by an affiliate of private equity investment firm Thoma Bravo, LLC (“Thoma Bravo”).

Item 1.02 Termination of a Material Definitive Agreement.

On September 16, 2016, in connection with the closing of the Merger, the Company terminated its Loan and Security Agreement (the “Loan and Security Agreement”) dated as of January 30, 2009, by and between Silicon Valley Bank, as lender, and the Company, as borrower. The Company did not incur any early termination penalties in connection with the termination of the Loan and Security Agreement.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 16, 2016, the Company and Parent consummated the transactions contemplated by the Merger Agreement. Pursuant to the Certificate of Merger filed with the Secretary of State of the State of Delaware, the Merger was effective on September 16, 2016 (the “Effective Time”). At the Effective Time, each share of common stock, par value $0.001 per share, of the Company (the “Company Common Stock”) issued and outstanding as of immediately prior to the Effective Time (other than dissenting shares or shares owned by Parent or Merger Sub) was cancelled and automatically converted into the right to receive cash in an amount equal to $19.25, without interest thereon (the “Per Share Price”). The Merger Agreement further provided that at the Effective Time:

•	Each option to purchase a share of Company Common Stock that was outstanding as of the Effective Time accelerated in full in connection with the transaction and was cancelled in exchange for the right to receive the excess, if any, of the Per Share Price over the exercise price of such option, less applicable withholding taxes.

•	Each restricted stock unit that was outstanding as of the Effective Time accelerated in full in connection with the transaction and was cancelled in exchange for the right to receive the Per Share Price, less applicable withholding taxes. Restrictions on shares of restricted stock lapsed immediately prior to the Effective Time, and the shares are subject to the same terms and conditions of the Merger Agreement that are applicable to all other shares of Company Common Stock.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 13, 2016 and is incorporated herein by reference.

Item 3.01 Notice of Delisting or a Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As contemplated by the Merger Agreement, on September 16, 2016, the Company notified the New York Stock Exchange (“NYSE”) of the Company’s intent to remove Company Common Stock from listing on the NYSE and requested that the NYSE file with the SEC an application on Form 25 to report that the shares of Company Common Stock are no longer listed on the NYSE. The Company intends to file with the SEC a Form 15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requesting the deregistration of the Company Common Stock and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act. Trading of the Company Common Stock on the NYSE was suspended as of the opening of trading on September 16, 2016.

Item 3.03 Material Modification to Rights of Security Holders.

The information provided in response to Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

The information provided in response to Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference. In accordance with the terms of the Merger Agreement, Parent paid $19.25 per share of Company Common Stock in cash, without interest thereon. The source of funds for the cash consideration was equity financing provided by investment funds affiliated with Thoma Bravo, debt financing provided by Silicon Valley Bank and a portion of the Company’s cash on hand. Upon the Effective Time, the Merger constituted a change of control of the Company, resulting in the Company becoming a wholly-owned subsidiary of Parent.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers.

Pursuant to the terms of the Merger Agreement, the members of the board of directors of the Company resigned as directors of Company, effective as of immediately prior to the Effective Time. Marcel Bernard, James Lines, Paul Zuber, Andrew Almeida, Kenneth Virnig, S. Scott Crabill and Gus Malezis were elected to the Company board of directors effective as of the Effective Time.

The officers of the Company immediately prior to the Effective Time continued as officers of the Company immediately following the Effective Time.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time and pursuant to the Merger Agreement, the certificate of incorporation and bylaws of the Company were amended and restated to be in the form of the certificate of incorporation and bylaws of Merger Sub. The amended and restated certificate of incorporation and amended and restated bylaws are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 8.01 Other Events.

On September 16, 2016, the Company issued a press release announcing the completion of the Merger. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item  9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Document

2.1	Agreement and Plan of Merger, dated as of July 13, 2016, by and among Imprivata, Inc., Project Brady Merger Sub, Inc. and Project Brady Holdings, LLC.*

3.1	Amended and Restated Certificate of Incorporation of Imprivata, Inc., dated September 16, 2016.

3.2	Amended and Restated Bylaws of Imprivata, Inc., dated September 16, 2016.

99.1	Press Release of Imprivata, Inc., dated September 16, 2016.

*	Filed as Exhibit 2.1 to Imprivata, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 13, 2016 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2016

IMPRIVATA, INC.

By:	/s/ Jeff Kalowski
Jeff Kalowski
Chief Financial Officer, Principal Financial Officer and Duly Authorized Signatory

EXHIBIT INDEX

Exhibit Number	Document

2.1	Agreement and Plan of Merger, dated as of July 13, 2016, by and among Imprivata, Inc., Project Brady Merger Sub, Inc. and Project Brady Holdings, LLC.*

3.1	Amended and Restated Certificate of Incorporation of Imprivata, Inc., dated September 16, 2016.

3.2	Amended and Restated Bylaws of Imprivata, Inc., dated September 16, 2016.

99.1	Press Release of Imprivata, Inc., dated September 16, 2016.

*	Filed as Exhibit 2.1 to Imprivata, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 13, 2016 and incorporated herein by reference.